July 26, 2011
Second Quarter 2011 Conference Call
Deep Cygnus performing trenching and cable burial operations at the Greater Gabbard Offshore Wind Farm in the North Sea

Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995, including, without limitation, any projections of financial items; projections of contracting services activity; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of properties or wells; projections of utilization; any statements of the plans, strategies and objectives of management for future operations; any statements concerning developments; and any statements of assumptions underlying any of the foregoing. These statements involve certain assumptions we made based on our experience and perception of historical trends, current conditions, expected future developments and other factors we believe are reasonable and appropriate under the circumstances. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays; employee management issues; local, national and worldwide economic conditions; uncertainties inherent in the exploration for and development of oil and gas and in estimating reserves; complexities of global political and economic developments; geologic risks, volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission (“SEC”), including the Company’s most recently filed
Annual Report on Form 10-K and in the Company’s other filings with the SEC. Free copies of the reports can be found at the SEC’s website, www.SEC.gov. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation and the associated press release. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws.
References to quantities of oil or gas include amounts we believe will ultimately be produced, and may include
“proved reserves” and quantities of oil or gas that are not yet classified as “proved reserves” under SEC definitions.
Statements of oil and gas reserves are estimates based on assumptions and may be imprecise. Investors are urged to consider closely the disclosure regarding reserves in our most recently filed Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q.

HELIX
ENERGY SOLUTIONS GROUP

Huisman
WELL ENHANCER

Presentation Outline
• Executive Summary
 Summary of Q2 2011 Results (pg. 4)
• Operational Highlights by Segment
 Contracting Services (pg. 9)
 Oil & Gas (pg. 16)
• Key Balance Sheet Metrics (pg. 19)
• 2011 Outlook (pg. 21)
• Non-GAAP Reconciliations (pg. 25)
• Questions & Answers

Executive
Summary

Quarter Ended			Six Months Ended	
	6/30/2011	6/30/2010	3/31/2011	6/30/2011	6/30/2010
Revenues	**$ 338**	**$ 299**	**$ 292**	**$ 630**	**$ 501**
Gross Profit:	131	66	77	208	103
Operating	39%	22%	27%	33%	21%
Oil & Gas Impairments/ARO Increases	(23)	(160)	-	(23)	(171)
Exploration Expense	(8)	(1)	-	(8)	(1)
Total	$ 100	$ (95)	$ 77	$ 177	$ (69)
Net Income (Loss)	**$ 41**	**$ (85)**	**$ 26**	**$ 67**	**$ (103)**
Diluted Earnings (Loss) Per Share	**$ 0.39**	**$ (0.82)**	**$ 0.24**	**$ 0.63**	**$ (1.00)**
Adjusted EBITDAX (A)					
Contracting Services	$ 69	$ 75	$ 36	$ 105	$ 122
Oil & Gas	115	74	123	238	122
Corporate / Elimination	(8)	(18)	(10)	(18)	(52)
Adjusted EBITDAX	**$ 176**	**$ 131**	**$ 149**	**$ 325**	**$ 192**

Executive Summary
($ in millions, except per share data)
(A) See non-GAAP reconciliations on slides 26-27.

Executive Summary
• Q2 2011 EPS of $0.39 per diluted share driven by strong results from oil and gas business, robust well intervention and production facilities businesses, and recovery in robotics business
• Balance sheet continues to improve
 o Amended and extended senior credit agreement
 o Increased revolver capacity from $435 million to $600 million; extended maturity to July 2015 (or
 January 2016 if certain unsecured debt has been refinanced or repaid in full by July 1, 2015)
 o Repaid $109 million of our term loan and extended maturity to July 2015 (or July 2016 if certain unsecured debt has been refinanced or repaid in full by July 1, 2015)
 o Cash decreased to $414 million at 6/30/2011 from $441 million at 3/31/2011 after debt repayment
 o Liquidity* increased to $965 million at 6/30/2011 from $837 million at 3/31/2011
 o Gross debt decreased to $1.25 billion at 6/30/2011 from $1.36 billion at 3/31/2011
 o Net debt decreased to $833 million at 6/30/2011 from $916 million at 3/31/2011
• Contracting Services
 o Continuing strength in well intervention business in the Gulf of Mexico and North Sea
 o Improved chartered vessel and trenching utilization in the robotics business
 o Continued weakness in the Gulf of Mexico subsea construction and robotics markets reflecting regulatory impact on drilling and development activity
*Liquidity as we define it is equal to cash and cash equivalents ($414 million), plus available capacity under our revolving credit facility ($551 million).

Executive Summary
• Oil and Gas
 o Second quarter average production rate of 139 Mmcfe/d (68% oil)
 o Production through July 24 averaged approximately 114 Mmcfe/d (~70% oil)
 ▪ July production impacted by scheduled downtime of third party pipeline servicing Phoenix field
 ▪ Phoenix field impacted for approximately 10 days in July
 ▪ Phoenix field back in production around July 20
 ▪ Little Burn well completed successfully in late May and brought on production in last few days
 ▪ With Phoenix back on production, along with Little Burn well, production rate expected to approximate 155 Mmcfe/d in late July (~ 70% oil)
• Oil and gas production totaled 12.7 Bcfe in Q2 2011 versus 14.4 Bcfe in Q1 2011
 o  Avg realized price for oil of $101.43 / bbl ($90.49 / bbl in Q1 2011), inclusive of hedges
 o Avg realized price for natural gas and natural gas liquids (NGLs) of $6.17 / Mcf ($5.77 / Mcf in Q1
 2011), inclusive of hedges
 ▪ Gas price realizations benefited from sales of natural gas liquids
 ▪ NGL production of 0.8 Bcfe in both Q1 and Q2 2011

Operational
Highlights

Quarter Ended		
	June 30		March 31
	2011	2010	2011
Revenues (A)			
Contracting Services	$ 171	$ 202	$ 131
Production Facilities	21	21	16
Total Revenue	$ 192	$ 223	$ 147
Gross Profit (A)			
Contracting Services	$ 38	$ 50	$ 11
Profit Margin	*22%*	*25%*	*8%*
Production Facilities	12	13	6
Profit Margin	*59%*	*61%*	*39%*
Total Gross Profit	$ 50	$ 63	$ 17
Gross Profit margin	*26%*	*28%*	*11%*

HELIX

($ in millions, except percentages)
(A) See non-GAAP reconciliation on slides 26-27. Amounts are prior to intercompany eliminations.
Contracting Services
• 89% utilization in Well Ops
• Weak GOM market continues to impact
 Subsea Construction
• Caesar in shipyard undergoing planned
 upgrades
• Containment system retainer fee
 commences
Express performing pipelay operations
in the Gulf of Mexico

Quarter Ended					
	June 30				March 31	
	2011		2010		2011	
Independence Hub	$	4	$	5	$	4
Deepwater Gateway (Marco Polo)		1		1		1
CloughHelix JV		1		(4)	$	-
Equity in Earnings	$	6	$	2	$	5

($ in millions)
Equity in Earnings of Equity Investments

Contracting Services - Well Ops
GOM
• Q4000 worked for Shell on multiple projects throughout the second quarter
• 93% utilization in the second quarter
• Strong outlook anticipated for rest of 2011 and backlog
 building for 2012
North Sea
• Seawell and Well Enhancer posted a combined 87%
 utilization in the second quarter
• Seawell utilization was impacted by downtime to repair a
 thruster in June
• Strong outlook anticipated for both vessels for the rest of
 2011
• Contracting activity strong
Asia Pacific
• Normand Clough working for CloughHelix JV on a day rate
 construction project for COOEC offshore China through Q3
• Wellhead cutting system completed two wellhead removals in
 Q2
Q4000 operating in the Gulf of Mexico

Contracting Services - Robotics
• Strong robotics utilization in Europe and West
 Africa
• UK projects utilizing the I-Trencher and T-750
 extended into Q4
• ROVDrill upgrades completed and scheduled for
 deployment to the UK in late Q3 to focus on
 coring projects
• Expanding focus on renewable energy market
 such as wind farm development
 o New chartered vessel, Grand Canyon,
 under construction with 2012 delivery
 o Building new trencher, the T-1200, to be
 paired with the Grand Canyon
T-750 being deployed for trenching work in the North Sea

Contracting Services - Subsea Construction
Contracting Services - Subsea Construction
• Low Q2 utilization for the Intrepid resulting from continued
 weak GOM market, partially offset by 82% utilization for the
 Express
• Customer permitting issues continued to impact utilization
• Express completed pipelay operations for Deep Gulf Energy,
 Walter Oil & Gas and internal projects in the GOM
• Intrepid returned to work at the end of the quarter
• Caesar remained in the shipyard all of Q2 undergoing planned maintenance and upgrades
Welding and spooling pipe at Ingleside Spoolbase

Non-DP Storage Tanker
Q4000
12" Flex Export Line
Floating Offloading Hose
(Hawser not shown)
Helix Producer I
5" 10,000 PSI
Flexible Riser
32 lbs/ft Casing (5-5/8" ID)
(All Threaded, Q4000 Installed)
FLOW
Intervention
Riser System
Riser
Stack Can Connect to BOP,
Wellhead or Tree
IRS
Well
Cap
BOP
Stack
Well Cap

Helix Fast Response System (HFRS)
• Utilizes vessels and subsea
 systems proven in Macondo
 spill response
• Capability to capture and
 process up to 55,000 bpd in
 water depths to 10,000 feet at
 15,000 psi
• 24 independent E&P operators
 have signed on to include HFRS
 in drilling permit applications
• Cited as spill response plan in
 14 approved deepwater permits
 to date

100%
80%
60%
40%
20%
0%
79%
33%
31%
72%
65%
99%
98%
77%
89%
61%
49%
54%
2Q 2010
1Q 2011
2Q 2011
Subsea Construction Vessels
ROV / Trencher Support Vessels
Well Intervention Vessels
ROVs and Trenchers

- *Intrepid*
- *Olympic Canyon* **(2)**
- *Seawell*
- 39 ROVs

Contracting Services Utilization
• Express
• Caesar (1)
• Island Pioneer (2)
• Deep Cygnus (2)
• Normand Clipper (2)
• Olympic Triton (2)
• Well Enhancer
• Q4000
• 2 ROVDrill Units
• 5 Trenchers
(1) Vessel in shipyard during second quarter undergoing planned maintenance and upgrades.
(2) Chartered vessels.

Financial Highlights

($ in millions, except production and price data)

	Quarter Ended		
	June 30		March 31
	2011	2010	2011
Revenue	$ 172	$ 103	$ 169
Gross Profit - Operating	82	10	61
Oil & Gas Impairments and ARO Increases (A)	(23)	(160)	-
Exploration Expense (B)	(8)	(1)	-
Total	$ 51	$ (151)	$ 61
Gain (loss) on Oil & Gas Derivative Contracts	$ -	$ 2	$ -
Production (Bcfe):			
Shelf	4.6	4.9	4.7
Deepwater	8.1	7.0	9.7
Total	12.7	11.9	14.4
Oil (Mmbls)	1.4	0.8	1.5
Gas (Bcf)	4.1	7.1	5.4
Total (Bcfe)	12.7	11.9	14.4
Average Commodity Prices (C):			
Oil / Bbl	$ 101.43	$ 72.59	$ 90.49
Gas / Mcf	$ 6.17	$ 6.10	$ 5.77

(A) Second quarter 2011
 impairments primarily associated
 with six of our Gulf of Mexico oil
 and gas properties and our only
 non-domestic (UK) oil and gas
 property. The impairment
 charges primarily reflect a
 premature end of these fields’
 production lives either through
 actual depletion or as a result of
 capital allocation decisions
 affecting third party operated
 fields. Second quarter 2010
 impairments primarily associated
 with the reduction in carrying
 values of 15 GOM properties due
 to a revision in mid-year
 reserves.
(B) Primarily consisted of $6.6
 million of costs associated with
 an offshore lease expiration in
 the second quarter of 2011.
(C) Including effect of settled hedges
 and mark-to-market derivative
 contracts.
Oil & Gas

HELIX ENERGY SOLUTIONS GROUP

	Quarter Ended					
	June 30				March 31	
	2011		2010		2011	
	Total	per Mcfe	Total	per Mcfe	Total	per Mcfe
DD&A (A)	**$ 52**	**$ 4.13**	**$ 67**	**$ 5.67**	**$ 69**	**$ 4.82**
Operating and Other:						
Operating Expenses (B)	$ 29	2.32	$ 16	1.33	$ 31	2.13
Workover	2	0.18	3	0.29	3	0.18
Transportation	1	0.11	1	0.09	2	0.17
Repairs & Maintenance	3	0.24	2	0.15	2	0.16
Other	3	0.26	2	0.13	3	0.23
Total Operating & Other	**$ 38**	**3.11**	**$ 24**	**1.99**	**$ 41**	**2.87**
Total	**$ 90**	**$ 7.24**	**$ 91**	**$ 7.66**	**$ 110**	**$ 7.69**

Oil & Gas
(A) Included accretion expense. Q2 2011 DD&A rate positively affected (approximately $9.2 million) due primarily to increased proved reserves at our Phoenix field as a result of better than expected production rates (net of adjustments in other fields).
(B) Excluded exploration expense, net hurricane-related costs (reimbursements) and abandonment costs.
Operating Costs ($ in millions, except per Mcfe data)

HELIX ENERGY SOLUTIONS GROUP

Oil (Bbls)	Collars	Swaps	Total Volume Hedged	Pricing Basis	Swap Pricing	Average Collar Price Floor	Average Collar Price Ceiling
2011	320,000	1,055,000	1,375,000	WTI	$ 82.49	$ 95.00	$ 124.70
2011	150,000	-	150,000	Brent		$ 100.00	$ 122.80
2012	900,000	-	900,000	WTI		$ 96.67	$ 118.57
2012	1,100,000	-	1,100,000	Brent		$ 100.00	$ 120.25
Natural Gas (mcf)							
2011	-	4,355,000	4,355,000	Henry Hub	$ 4.97		
2012	2,000,000	3,000,000	5,000,000	Henry Hub	$ 4.77	$ 4.75	$ 5.09
Subtotals (mcfe)							
2011	2,820,000	10,685,000	13,505,000				
2012	14,000,000	3,000,000	17,000,000				
Grand Totals	**16,820,000**	**13,685,000**	**30,505,000**

Summary of Jul 2011 - Dec 2012 Hedging Positions *
* As of July 24, 2011.

Key Balance
Sheet Metrics

(\$ amounts in millions)

$2,027
$1,803
$1,361
$1,090
$1,358
$967
$1,248
$833
$2,000
$1,500
$1,000
$500
$0
Debt (A)
$1,000
$750
$500
$250
$0
Liquidity (B)
12/31/2008
12/31/2009
12/31/2010
6/30/2011
Gross Debt
Net Debt
Liquidity

Liquidity of approximately$965 million at 6/30/2011

Debt and Liquidity Profile

 (A) Includes impact of unamortized debt discount under our Convertible Senior Notes.
 (B) Liquidity, as we define it, is equal to cash and cash equivalents ($414 million), plus available capacity under our revolving credit facility ($551 million).

2011 Outlook

2011 Outlook
We expect to continue to improve our liquidity position in 2011.
Broad Metrics	2011 Forecast (revised)	2011 Forecast (original)	2010 Actual
Oil and Gas Production	50 Bcfe	49 Bcfe	47 Bcfe
EBITDAX	$575+ million	$475 million	$430 million
CAPEX	$275 million	$225 million	$179 million
Commodity Price Deck		2011 Forecast (revised)	2011 Forecast (original)	2010 Actual
Hedged	Oil	$94.64 / bbl	$87.11 / bbl	$75.27 / bbl
	Gas	$5.43/ mcf	$4.80/ mcf	$6.01 / mcf

2011 Outlook
• Contracting Services
 o Strong backlog for the Q4000, Well Enhancer and Seawell in 2011
 o Continued robotics utilization recovery in second half of 2011, driven primarily by activity outside the GOM
 o Backlog for Express and Intrepid improved, although some backlog subject to customer permitting
 o Express scheduled to work in the North Sea in the second half of 2012
 o Expect Well Enhancer to work in West Africa this winter
 o Continued focus on trenching and cable burial business with non-oilfield projects growing
• Production Facilities
 o HP I continues production at Phoenix field and completes upgrades for spill response capabilities
• Oil and Gas
 o Forecasted 2011 overall production of 50 Bcfe
 ▪ 66% oil and 61% deepwater
 ▪ Assumes no significant storm disruptions

2011 Outlook
• Capital Expenditures
 o Contracting Services ($110 million)
 ▪ No major vessel projects planned for 2011
 ▪ Caesar thruster upgrade continues through Q3
 ▪ Incremental investment in robotics business
 o Oil and Gas ($165 million)
 ▪ Focus capital investment on oil development with relatively fast payback
 ▪ Drill two wells in the 2nd half of the year (subject to permitting)
 ▪ Kathleen in the Bushwood field
 ▪ Wang in the Phoenix field
 ▪ Shelf platform construction and opportunistic workovers

Non-GAAP
Reconciliations

Quarter Ended			Six Months Ended	
	June 30		March 31	June 30	
	2011	2010	2011	2011	2010
Net income (loss) applicable to common shareholders	$ 41	$ (85)	$ 26	$ 67	$ (103)
Non-cash impairments	12	160	-	12	171
Gain on asset sales	-	-	(1)	(1)	(6)
Preferred stock dividends	-	-	-	-	-
Income tax provision (benefit)	16	(52)	10	26	(60)
Net interest expense and other	24	22	22	46	43
Depreciation and amortization	75	85	92	167	146
Exploration expense	8	1	-	8	1
Adjusted EBITDAX	$ 176	$ 131	$ 149	$ 325	$ 192

Non-GAAP Reconciliations
Adjusted EBITDAX ($ in millions)
We calculate Adjusted EBITDAX as earnings before net interest expense, taxes, depreciation and amortization and exploration expense. These non-GAAP measures are useful to investors and other internal and external users of our financial statements in evaluating our operating performance because they are widely used by investors in our industry to measure a company’s operating performance without regard to items which can vary substantially from company to company, and help investors meaningfully compare our results from period to period. Adjusted
EBITDAX should not be considered in isolation or as a substitute for, but instead is supplemental to, income from operations, net income or other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions which are excluded.

HELIX ENERGY SOLUTIONS GROUP

	Quarter Ended		
	June 30		March 31
	2011	2010	2011
Revenues			
Contracting Services	$ 171	$ 202	$ 131
Production Facilities	21	21	16
Intercompany elim. - Contracting Services	(14)	(24)	(13)
Intercompany elim. - Production Facilities	(12)	(3)	(11)
Revenue as Reported	$ 166	$ 196	$ 123
Gross Profit			
Contracting Services	$ 38	$ 50	$ 11
Production Facilities	12	13	6
Intercompany elim. - Contracting Services	-	(4)	-
Intercompany elim. - Production Facilities	-	(2)	-
Gross Profit as Reported	$ 50	$ 57	$ 17
Gross Profit Margin	30%	29%	14%

27

Revenue and Gross Profit As Reported ($ in millions)
Non-GAAP Reconciliations